UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

DERYCZ SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

1524 Cloverfield Blvd., Suite E Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant’s telephone number, including area code: (310) 477-0354

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement

On February 24, 2011,  Derycz Scientific, Inc. (the “Corporation”) entered into an agreement to acquire all of the capital stock of  Techniques Appliquees aux Arts Graphiques, S.p.A. ("TAAG").   TAAG is a privately held company with headquarters outside of Paris, France. As consideration for the acquisition, at the closing of the transaction the Corporation will issue 368,000 restricted shares of the Corporation's common stock to the owners of TAAG. Such shares will be subject to a three year lock-up agreement. In addition, the agreement provides for a post-closing earn-out to be paid to the owners of TAAG based on achieving certain net revenue targets over a five- year period.  The value of the earn-out may be paid in either cash or in restricted common stock of the Corporation, in the Corporation's discretion.

The closing of the transaction is expected to occur on March 31, 2011 and is subject to several conditions, including the approval of the Corporation’s board of directors, the release of certain liens on the assets of TAAG and other matters related to local law in France. The acquisition of TAAG will enable the Corporation  to expand its European customer base and its presence in Europe.

A press release announcing the transaction is attached as Exhibit 10.1 to this Current Report.

Certain matters discussed in this Current Report may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are based on expectations and assumptions as of the date of this Report and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements including the following: the ability to satisfy all of the conditions to the TAAG acquisition; changes in economic conditions; general competitive factors; acceptance of the Company's products in the market; changes in the Company's customer contracts; the Company's success in obtaining new customers or extending existing customer agreements; the Company's success in technology and product development; the Company's ability to execute its business model and strategic plans; and all the risks and related information described from time to time in the Company's filings with the Securities and Exchange Commission, including the financial statements, risk factors and related information contained in the Company's Annual Report on Form 10-K.

Item 9.01       Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Press release date February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERYCZ SCIENTIFIC, INC.

	By:	/s/ Peter Derycz
Peter Derycz
Dated: February 28, 2011		Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Press release dated February 28, 2011